Exhibit 10.1

FIFTH AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of April 8, 2022, between FIRST MID BANCSHARES, INC. (f/k/a FIRST MID-ILLINOIS BANCSHARES, INC.), a Delaware corporation (the “Borrower”), and THE NORTHERN TRUST COMPANY, an Illinois state-chartered bank (the “Lender”).

RECITALS

A.       The Borrower and the Lender entered into that certain Sixth Amended and Restated Credit Agreement, dated as of April 12, 2019 (the “Original Agreement”), as amended by the First Amendment to Sixth Amended and Restated Credit Agreement, dated as of April 10, 2020, and as further amended by the Second Amendment to Sixth Amended and Restated Credit Agreement, dated as of January 26, 2021, and as further amended by the Third Amendment to Sixth Amended and Restated Credit Agreement, dated as of April 9, 2021, and as further amended by the Fourth Amendment to Sixth Amended and Restate Credit Agreement, date as of February 7, 2022 (the Original Agreement, as so amended, the “Agreement”), in which the Lender agreed to extend to the Borrower a revolving loan in the principal amount of up to $15,000,000; and

B.       By this Amendment, the Borrower and the Lender have agreed to extend the maturity date of the Revolving Loan to April 7, 2023, and have further agreed to certain amendments to the Agreement as described herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENTS

Section 1.               The following terms in Section 1.1 of the Agreement are hereby removed and replaced in their entirety with the following:

SECTION 1.1 Definitions. The following terms shall have the following meanings.

“(c) Intentionally Omitted.”

“(d) Intentionally Omitted.”

“(k) “Loan Documents” means those documents and instruments (including, without limitation, all agreements, instruments and documents, including, without limitation, hedging agreements, guaranties, mortgages, deeds of trust, pledges, powers of attorney, consents, assignments, contracts, notices and all other written matter heretofore, now and/or from time to time hereafter executed by and/or on behalf of the Borrower in connection with this Agreement and the Loans) entered into or delivered in connection with or relating to the Loans.

“(n) Intentionally Omitted.”

“(t) “Revolving Loan Maturity Date” means April 7, 2023, or such earlier date, pursuant to Section 8.2 of this Agreement.”

Section 2.               Section 5.19 of the Agreement is hereby amended and restated to read as follows:

“5.19 Stock of Subsidiaries. The Borrower owns, directly or indirectly, all of the issued and outstanding capital stock of its Subsidiaries free and clear of any claim, lien or other encumbrance. As of the date hereof, except pursuant to the terms of the Borrower’s stock incentive plan, there are no pre-emptive or other outstanding rights, options, warrants, conversion rights or other similar agreements or understandings for the purchase or acquisition of any capital stock of either the Borrower or any Subsidiary.”

Section 3.               Section 6.5(b) of the Agreement is hereby amended and restated to read as follows:

“(b) Liens / Negative Pledge of Assets. Except as otherwise expressly permitted in this Agreement, not create, suffer or permit to exist any lien or encumbrance of any kind or nature upon any of their assets now or hereafter owned or acquired (specifically including but not limited to the capital stock of any of the Subsidiary Banks), or acquire or agree to acquire any property or assets of any character under any conditional sale agreement or other title retention agreement, but this Section 6.5(b) does not apply to: (i) liens existing on the date of this Agreement of which the Lender has been advised in writing before this Agreement was signed; (ii) liens of landlords, contractors, laborers or supplymen, tax liens, or liens securing performance or appeal bonds, or other similar liens or charges arising out of the Borrower's business, provided that tax liens are removed before related taxes become delinquent and other liens are promptly removed, in either case unless contested in good faith and by appropriate proceedings, and as to which adequate reserves have been established and no foreclosure, sale or similar proceedings have commenced; (iii) liens in favor of the Lender; and (iv) liens on the assets of any Subsidiary Bank arising in the ordinary course of the banking business of such Subsidiary Bank.”

Section 4.               Section 7.1(b) of the Agreement is hereby amended and restated to read as follows:

“(b) Intentionally Omitted.”

Section 5.               Section 8.1(b) of the Agreement is hereby amended and restated to read as follows:

“(b) Any default, event of default, or similar event occurs or continues under any other instrument, document, note, agreement, guaranty or any other Loan Document delivered to the Lender in connection with this Agreement, or any such instrument, document, note, agreement, or guaranty is not, or ceases to be, enforceable in accordance with its terms; or”

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Section 6.               The Second Amended and Restated Revolving Note, dated April 9, 2021, by the Borrower in favor of the Lender is hereby amended and restated by that certain Third Amended and Restated Revolving Note dated April 8, 2022, by the Borrower in favor of the Lender in the form of Exhibit I attached hereto (with appropriate insertions) which Third Amended and Restated Revolving Note evidences and shall continue to evidence the Revolving Loan and certain other obligations incurred by the Borrower under the Agreement.

Section 7.               The Borrower hereby remakes, as of the date of execution hereof, all of the representations and warranties set forth in Section 5 of the Agreement. The Borrower additionally represents and warrants that: (a) the execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations under this Amendment are within the Borrower’s corporate powers, will be authorized by all necessary corporate action, have received all necessary governmental approval (if any should be required) and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of the Borrower or any subsidiary or of any agreement binding upon the Borrower or any subsidiary; and (b)  the representations and warranties set forth in Section 5 of the Agreement and in Section 7(a) of this Amendment shall be true and correct as of the date hereof, and after giving effect to this Amendment, between the Borrower and the Lender, no Event of Default or Unmatured Event of Default under the Agreement has occurred and is continuing under the Agreement. The Borrower shall have provided to the Lender a certificate of a senior executive officer of the Borrower certifying the provisions of Section 7(a) of this Amendment, in the form of Exhibit II attached hereto.

Section 8.               The effectiveness of this Amendment is subject to the conditions precedent that the Lender shall have received all of the following, each duly executed and dated the date hereof, in form and substance satisfactory to the Lender and its counsel, at the expense of the Borrower, and in such number of signed counterparts as the Lender may request:

a.	this Amendment;

b.	the Third Amended and Restated Revolving Note in the form of Exhibit I attached hereto;

c.	a certificate in the form of Exhibit II attached hereto;

d.	a copy of a resolution of the Board of Directors of the Borrower authorizing or ratifying the execution, delivery and performance, respectively, of this Amendment and of the other documents provided for in this Amendment, certified by the Secretary of the Borrower; and

e.	such other documents and certificates as the Lender may reasonably request.

Section 9.               This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall constitute but one and the same instrument.

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Section 10.           Except as previously amended hereby and except as amended by this Amendment, the Agreement is hereby ratified and confirmed and shall continue in full force and effect.

Section 11.           This Amendment shall become effective when it shall have been executed by the Borrower and the Lender and thereafter shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns.

Section 12.           Without limiting the obligations of the Borrower under the Agreement, the Borrower agrees to pay, or to reimburse on demand, all reasonable costs and expenses incurred by the Lender in connection with the negotiation, preparation, execution, delivery, modification, amendment or enforcement of this Amendment, the Agreement and any other agreements, documents and instruments referred to herein, including the reasonable fees and expenses of legal counsel engaged by the Lender for such purposes.

Signature page follows.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

FIRST MID BANCSHARES, INC.
(f/k/a FIRST MID-ILLINOIS BANCSHARES, INC.)

By: /s/ Michael L. Taylor
Title: SEVP and COO

Address for notices:
1515 Charleston Avenue
Mattoon, Illinois 61938
Attention: Chief Operating Officer
Telephone: 217/258-3306
Fax No.: 217/258-0485

THE NORTHERN TRUST COMPANY

By: /s/ Peter Hallan
Title: Senior Vice President

Address for notices:
50 South LaSalle Street
Chicago, IL 60603
Attention: Mr. Peter J. Hallan, Corporate Banking
Telephone: 312/444-2434
Fax No.: 312/630-6105